                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2003

                            Commerce Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

      Missouri                         0-2989                   43-0889454
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(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                             Identification No.)

         1000 Walnut,
        Kansas City, MO                                           64106
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     (Address of principal executive offices)                   (Zip Code)

                                 (816) 234-2000
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              (Registrant's telephone number, including area code)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Commerce Bancshares, Inc. under the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition

A copy of the press release issued November 14, 2003, by Commerce Bancshares,
Inc. announcing updated results in its Form 10-Q for the Third Quarter 2003, is furnished under Item 12 of this Current Report on Form 8-K as Exhibit 99.1.

All information included in this Current Report on Form 8-K is available on the
Company's Internet site at http://www.commercebank.com.

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMMERCE BANCSHARES, INC.

                                      By:  \s\ Jeffery D. Aberdeen
                                         ----------------------------------
                                           Jeffery D. Aberdeen
                                           Controller
                                           (Chief Accounting Officer)

Date:  November 14, 2003

                                INDEX TO EXHIBITS

Exhibit
Number                Description
------                -----------

99.1                  Press release dated November 14, 2003